UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

Internet Sciences Inc
(Exact name of Registrant as specified in charter)

000-55897

Commission File Number

Delaware	81-2775456
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No)

667 Madison Ave, 5th Floor, New York, New York, 10065

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-823-6272

Not Applicable

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On September 27, 2024, the Registrant issued new Class A common stock as a result of the conversion of all issued and outstanding Class B Shares into Class A Shares. This issuance was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act, which exempts securities exchanged by the issuer with its existing security holders. The conversion was part of a broader effort to simplify the capital structure and consolidate voting rights, as described in Item 3.03 of this Report. The conversion and issuance of Class A shares did not involve any sale for cash consideration.

ITEM 3.03 - MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On September 27, 2024, in connection with the amendment to the Articles of Incorporation, the Registrant effectuated the conversion of all issued and outstanding Class B Shares into Class A Shares. This conversion modifies the rights of security holders by eliminating the Class B Shares and consolidating all voting rights into the Class A Shares. The intent of this modification is to streamline the capital structure and enhance shareholder value by simplifying shareholder voting. This conversion was approved pursuant to a Board resolution attached as Exhibit 1.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On September 27, 2024, the "Registrant filed an amendment to its Articles of Incorporation with the Delaware Secretary of State. This amendment effectuates the conversion of all issued and outstanding Class B Shares of the Registrant into Class A Shares. The conversion is intended to simplify the capital structure and enhance shareholder value. As a result, each Class B Share has been converted into Class A Shares, effective as of September 27, 2024.

The amendment was approved by the Registrant’s Board of Directors and shareholders in accordance with applicable Delaware law and the Registrant’s governing documents and the attached Board Resolution attached as Exhibit 1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 3.02 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

1	Board Resolution Approving the Conversion of Class B Shares to Class A Shares

2	Consent by Majority Shareholder for the Conversion of Class B shares to Class A shares.

3	Amendment to Articles of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET SCIENCES INC

By:	/s/ Lynda Chervil
Lynda Chervil
Chief Executive Officer
Dated: October 2, 2024

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